Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income from continuing operations before income taxes included income from domestic operations of $7,651 million, $8,894 million, and $8,271 million for the years ended December 31, 2013, 2014, and 2015, and income from foreign operations of $8,248 million, $8,365 million, and $11,380 million for the years ended December 31, 2013, 2014, and 2015.
The provision for income taxes consists of the following (in millions):

	Year Ended December 31,
	2013	2014	2015
Current:
Federal	$2,394	$2,716	$3,235
State	127	157	(397)
Foreign	711	774	723
Total	3,232	3,647	3,561
Deferred:
Federal	(421)	29	(198)
State	0	6	(43)
Foreign	(72)	(43)	(17)
Total	(493)	(8)	(258)
Provision for income taxes	$2,739	$3,639	$3,303

The reconciliation of federal statutory income tax rate to our effective income tax rate is as follows (in millions):

	Year Ended December 31,
	2013	2014	2015
Expected provision at federal statutory tax rate (35%)	$5,567	$6,041	$6,878
State taxes, net of federal benefit	133	132	(291)
Change in valuation allowance	(641)	(164)	(65)
Foreign rate differential	(2,482)	(2,109)	(2,624)
Federal research credit	(433)	(318)	(407)
Basis difference in investment of Arris	644	0	0
Other adjustments	(49)	57	(188)
Provision for income taxes	$2,739	$3,639	$3,303

A retroactive and permanent reinstatement of the federal research credit was signed into law on December 18, 2015 in accordance with the Protecting Americans from Tax Hikes Act of 2015. As such, our effective tax rate for 2015 reflects the benefit of the 2015 federal research and development tax credit.
A retroactive extension of the 2012 federal research and development credit was signed into law on January 2, 2013 in accordance with The American Taxpayer Act of 2012. The benefit of $189 million related to the 2012 federal research and development credit is included in the year ended December 31, 2013.
Our effective tax rate for 2015 included a discrete tax benefit related to refunds and reductions in uncertain tax positions due to the resolution of a multi-year tax audit in the U.S.
Our effective tax rate is impacted by earnings realized in foreign jurisdictions with statutory tax rates lower than the federal statutory tax rate. Substantially all of the income from foreign operations was earned by an Irish subsidiary.
We have not provided U.S. income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2015 because we intend to permanently reinvest such earnings outside the U.S. If these foreign earnings were to be repatriated in the future, the related U.S. tax liability may be reduced by any foreign income taxes previously paid on these earnings. As of December 31, 2015, the cumulative amount of earnings upon which U.S. income taxes have not been provided is approximately $58.3 billion. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.
On July 27, 2015, the United States Tax Court, in an opinion in Altera Corp. v. Commissioner, invalidated the portion of the Treasury regulations issued under IRC Section 482 requiring related-party participants in a cost sharing arrangement to share stock-based compensation costs. The U.S. Tax Court issued the final decision on December 28, 2015. The government has 90 days from the final decision date to file a notice of appeal. At this time, the U.S. Treasury has not withdrawn the requirement to include stock-based compensation from its regulations. We have evaluated the opinion and have recorded a tax benefit of $3.5 billion related to reimbursement of cost share payments for the previously shared stock-based compensation costs. In addition, we have recorded a tax liability of $3.5 billion for the U.S. tax cost of potential repatriation of the associated contingent foreign earnings because at this time we cannot reasonably conclude that the Company has the ability and the intent to indefinitely reinvest these contingent earnings. The net impact to our consolidated financial statements is not material. We will continue to monitor developments related to the case and the potential impact on our consolidated financial statements.
Deferred Income Taxes
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities are as follows (in millions):

	As of December 31,
	2014	2015
Deferred tax assets:
Stock-based compensation expense	$376	$534
State taxes	133	119
Investment loss	133	144
Legal settlement accruals	175	101
Accrued employee benefits	671	832
Accruals and reserves not currently deductible	175	245
Net operating losses	207	230
Tax credits	262	503
Basis difference in investment of Arris	1,347	1,357
Prepaid cost sharing	0	3,468
Other	243	337
Total deferred tax assets	3,722	7,870
Valuation allowance	(1,659)	(1,732)
Total deferred tax assets net of valuation allowance	2,063	6,138
Deferred tax liabilities:
Depreciation and amortization	(852)	(1,126)
Identified intangibles	(965)	(787)
Mark-to-market investments	(273)	(93)
Renewable energy investments	(430)	(529)
Foreign earnings	0	(3,468)
Other	(125)	(73)
Total deferred tax liabilities	(2,645)	(6,076)
Net deferred tax liabilities	$(582)	$62

As of December 31, 2015, our federal and state net operating loss carryforwards for income tax purposes were approximately $482 million and $443 million. If not utilized, the federal net operating loss carryforwards will begin to expire in 2021 and the state net operating loss carryforwards will begin to expire in 2016. The net operating loss carryforwards are subject to various annual limitations under the tax laws of the different jurisdictions. Our foreign net operating loss carryforwards for income tax purposes were $263 million that can be carried over indefinitely.
As of December 31, 2015, our California research and development credit carryforwards for income tax purposes were approximately $1,044 million that can be carried over indefinitely. We believe the state tax credit is not likely to be realized. Our foreign tax credit carryforwards for income tax purposes were approximately $223 million that will start to expire in 2025. We believe it is more likely than not that all of the foreign tax credit will be realized.
As of December 31, 2015, we maintained a valuation allowance with respect to certain of our deferred tax assets relating primarily to investment losses that are capital in nature, California deferred tax assets, and certain foreign net operating losses that we believe are not likely to be realized. We established a deferred tax asset for the book-to-tax basis difference in our investments in Arris shares received from the sale of the Motorola Home business to Arris in 2013. Since any future losses to be recognized upon the sale of Arris shares will be capital losses, a valuation allowance has been recorded against this deferred tax asset to the extent such deferred tax asset is not covered by capital gains generated as of 2015. We reassess the valuation allowance quarterly and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.
As a result of the Altera opinion, we have recorded a deferred tax asset of $3.5 billion and a deferred tax liability of $3.5 billion. Refer to above for more details on the Altera case.
Uncertain Tax Positions
The following table summarizes the activity related to our gross unrecognized tax benefits from January 1, 2013 to December 31, 2015 (in millions):

Balance as of January 1, 2013	$1,907
Increases related to prior year tax positions	158
Decreases related to prior year tax positions	(37)
Decreases related to settlement with tax authorities	(78)
Increases related to current year tax positions	552
Balance as of December 31, 2013	2,502
Increases related to prior year tax positions	66
Decreases related to prior year tax positions	(44)
Decreases related to settlement with tax authorities	(1)
Increases related to current year tax positions	771
Balance as of December 31, 2014	3,294
Increases related to prior year tax positions	224
Decreases related to prior year tax positions	(176)
Decreases related to settlement with tax authorities	(27)
Increases related to current year tax positions	852
Balance as of December 31, 2015	$4,167

The total amount of gross unrecognized tax benefits was $2,502 million, $3,294 million, and $4,167 million as of December 31, 2013, 2014, and 2015, respectively, of which, $2,309 million, $2,909 million, and $3,614 million, if recognized, would affect our effective tax rate.
As of December 31, 2014 and 2015, we had accrued $239 million and $348 million in interest and penalties in provision for income taxes.
We file income tax returns in the U.S. federal jurisdiction and in many state and foreign jurisdictions, our two major tax jurisdictions are the U.S. federal and Ireland. We are subject to the continuous examination of our income tax returns by the IRS and other tax authorities. The IRS completed its examination of our 2003 through 2006 tax years; all issues have been settled except for one which we have filed an appeal with the IRS and plan to litigate in court. The IRS is currently in examination of our 2007 through 2012 tax years. We have also received tax assessments in multiple foreign jurisdictions asserting transfer pricing adjustments or permanent establishment. We continue to defend any and all such claims as presented.
Our 2013, 2014, and 2015 tax years remain subject to examination by the IRS for U.S. federal tax purposes, and our 2011 through 2015 tax years remain subject to examination by the appropriate governmental agencies for Irish tax purposes. There are other ongoing audits in various other jurisdictions that are not material to our financial statements.
We regularly assess the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of our provision for income taxes. We continue to monitor the progress of ongoing discussions with tax authorities and the impact, if any, of the expected expiration of the statute of limitations in various taxing jurisdictions.
We believe that an adequate provision has been made for any adjustments that may result from tax examinations. However, the outcome of tax audits cannot be predicted with certainty. If any issues addressed in our tax audits are resolved in a manner not consistent with management's expectations, we could be required to adjust our provision for income taxes in the period such resolution occurs. Although the timing of resolution, settlement, closure of audits is not certain, we do not believe it is reasonably possible that our unrecognized tax benefits will materially change in the next 12 months.